EXHIBIT 3.77
Delaware

The First State
     I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “RUSSELLVILLE HOLDINGS, LLC” AS RECEIVED AND FILED IN THIS OFFICE.
     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
     CERTIFICATE OF FORMATION, FILED THE THIRD DAY OF FEBRUARY, A.D. 1999, AT 9 O’CLOCK A.M.
     RESTATED CERTIFICATE, CHANGING ITS NAME FROM “OAK CLINIC, LLC” TO “TRI-SHELL 32 LLC”, FILED THE SECOND DAY OF OCTOBER, A.D. 2002, AT 9 O’CLOCK A.M.
     RESTATED CERTIFICATE, CHANGING ITS NAME FROM “TRI-SHELL 32, LLC” TO “RUSSELLVILLE HOLDINGS, LLC”, FILED THE SEVENTEENTH DAY OF OCTOBER, A.D. 2003, AT 12:22 O’CLOCK P.M.
     CERTIFICATE OF AMENDMENT, FILED THE THIRD DAY OF MARCH, A.D. 2008, AT 2:45 O’CLOCK P.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “RUSSELLVILLE HOLDINGS, LLC”.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

3000959 8100H	AUTHENTICATION: 8804283

110680913	Date: 06-02-11

CERTIFICATE OF FORMATION
OF
OAK CLINIC, LLC
     Under Section 18-201 of the Delaware Limited Liability Company Act
     FIRST: The name of the limited liability company is Oak Clinic, LLC (the “Company”).
     SECOND: The address of the registered office of the Company in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805.
     THIRD: The name and address of the Company’s registered agent for service of process is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of February 3, 1999.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 02/03/1999 991044578-3000959 FILE

AMENDED AND RESTATED
CERTIFICATE OF FORMATION OF
OAK CLINIC, LLC
Under Section 18-208 of the
Delaware Limited Liability Company Act
     THIS Amended and Restated Certificate of Formation of Oak Clinic, LLC (the “Company”) has been duly executed and is being filed by the undersigned, as an authorized person, in accordance with the provisions of Section 18-208 of the Delaware Limited Liability Company Act, to amend and restate the Certificate of Formation (the “Certificate of Formation”) of the Company, which was originally filed on February 3, 1999 with the Secretary of State of the State of Delaware.
     The Certificate of Formation is hereby amended and restated in its entirety to read as follows:
     FIRST: The name of the Company is Tri-Shell 32 LLC.
     SECOND: The address of the registered office of the Company in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.
     THIRD: The name and address of the registered agent for service of process on the Company in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.
     IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Formation as of October 2, 2002.

By:	/s/ Hallie K. Ziesmer
	Name:	Hallie K. Ziesmer
	Title:	Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 10/02/2002 020612187 — 3000959

SECOND AMENDED AND RESTATED
CERTIFICATE OF FORMATION
OF
TRI-SHELL 32 LLC
Under Section 18-208 of the
Delaware Limited Liability Company Act
     This Second Amended and Restated Certificate of Formation of Tri-Shell 32 LLC (the ''Company”) has been duly executed and is being filed by the undersigned, as an authorized person, in accordance with the provisions of Section 18-208 of the Delaware Limited Liability Company Act, to again amend and restate the Amended and Restated Certificate of Formation (the “Certificate of Formation”) of the Company, which was originally filed on February 3, 1999 with the Secretary of State of Delaware.
     1. The original name of the Company was Oak Clinic, LLC and its Original Certificate of Formation was filed February 3, 1999.
     2. The name of the Company was subsequently changed to Tri-Shell 32 LLC pursuant to the Amended and Restated Certificate of Formation filed October 2, 2002.
     3. The Certificate of Formation is hereby again amended and restated in its entirety to read as follows:
     “FIRST: The name of the Company is Russellville Holdings, LLC.
     SECOND: The address of the registered office of the Company in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.
     THIRD: The name and address of the registered agent for service of process on the Company in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.”
     IN WITNESS WHEREOF, the undersigned has executed this Second Amended and Restated Certificate of Formation as of October 20, 2003.

/s/ Donald P. Fay
Donald P. Fay Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS DELIVERED 12:22 PM 10/17/2003 FILED 12:22 PM 10/17/2003 SRV 030669407 — 3000959 FILE
10-17-03 08:5g From. T-580 P.04/13 F-839

CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED
CERTIFICATE OF FORMATION
OF
RUSSELLVILLE HOLDINGS, LLC
     The undersigned authorized person, desiring to amend the Second Amended and Restated Certificate of Formation of Russellville Holdings, LLC (the “LLC”) pursuant to Section 18-202 of the Delaware Limited Liability Company Act does hereby certify as follows:
     1. The original name of the limited liability company was Oak Clinic, LLC, and its Certificate of Formation was filed on February 3, 1999, with the Delaware Secretary of State.
     2. The name of the LLC was subsequently changed to Tri-Shell 32, LLC pursuant to the Amended and Restated Certificate of Formation filed with the Delaware Secretary of State on October 2, 2002.
     3. The name of the LLC further changed from Tri-Shell 32, LLC to Russellville Holdings, LLC pursuant to the Second Amended and Restated Certificate of Formation, filed October 17, 2003, with the Delaware Secretary of State.
     4. The Second Amended and Restated Certificate of Formation of the LLC is hereby further amended as follows:
     SECOND: The address of the registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.
     THIRD: The name and address of the registered agent for service of process on the LLC in the state of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.
     5. This Certificate of Amendment shall be effective upon its filing with the Delaware Secretary of State.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 29th day of February, 2008.

By:	/s/ Denise W. Warren
	Name:	Denise W. Warren, Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS DELIVERED 4:13 PM 03/03/2008 FILED 02:45 PM 03/03/2008 SRV 080275429 — 3000959 FILE